Strategy and Business Review August 7, 2006 New York City

Presentation Order Jeffrey L. Chastain V.P. Investor Relations Introduction Robert L. Long President & CEO Company Overview & Areas of Strategic Focus Gregory L. Cauthen S.V.P. & CFO Financial Review Regional Outlook and Challenges Regional Outlook and Challenges Regional Outlook and Challenges David J. Mullen Business Unit V.P. Americas Ricardo Rosa Business Unit V.P. Asia/Pacific Jean P. Cahuzac E.V.P., COO Europe/Africa Mike Hall V.P. Engineering & Tech. Svcs. Project Review/Technology Robert L. Long President & CEO Summary & Q&A

Forward-Looking Statement The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, market outlook, revenue backlog for the company and other drillers, contract opportunities and commitments, operational performance, rig demand, rig capacity, dayrates, rig reactivations, rig upgrades including upgrade projects for the Sedco 700-series semisubmersible rigs, newbuild and acquisition opportunities, uses of excess cash including stock buybacks, debt reduction, fleet marketing efforts, rig mobilizations and planned shipyard programs. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, rig demand and capacity, drilling industry market conditions, possible delays or cancellation of drilling contracts, work stoppages, operational or other downtime, the company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations, future financial results, operating hazards, political and other uncertainties inherent in non-U.S. operations (including exchange and currency fluctuations), war, terrorism, natural disaster and cancellation or unavailability of insurance coverage, the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors discussed in the company's most recent Form 10-K for the year ended December 31, 2005 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com/Non-GAAP.cfm.

Polar Pioneer Trident IV Searcher Enterprise Cajun Express Richardson Robert L. Long President & CEO Company Overview Areas of Strategic Focus

Europe/Africa 727.2 North America (Floaters) 576.2 Asia/Australia 367.3 Fifth Generation Fleet 453.3 Other Deepwater Fleet 365.5 Other High-Spec Floaters 113.5 Other Floaters 333.4 Jackups 298.8 Other 106.1 Total Revenues at June 30, 2006 $1,670.6 Million By Asset Type By Geographic Location Fifth-Generation Deepwater Floaters Other Floaters Jackups Europe/Africa Americas Asia/ Pacific Other Deepwater Floaters Other High-Spec Floaters Revenues by Source Other

Rigs Chevron 240478 BP 211651 Shell 142395 Petrobras 140536 Statoil 121142 ONGC 96528 Total 92675 AGIP 85105 Kerr McGee 53658 ExxonMobil 39773 Petronas Car. 38641 Others 408100 Revenues by Major Customer Total Revenues for the Six Months Ended June 30, 2006 $1,670.6 Million Majors 0.44 National Oils 0.3 Independents 0.26

Other Floaters Fleet (mid-water) (20 Rigs) Percent of Fleet Under Contract Commitments Committed 0.17 Uncommitted 0.83 Committed 0.74 Uncommitted 0.26 Committed 0.62 Uncommitted 0.38 High-Specification Floaters Fleet (34 Rigs(2)) 2009 2007 Committed Uncommitted Committed 0.95 Uncommitted 0.05 2008 Committed 0.91 Uncommitted 0.09 Committed 0.44 Uncommitted 0.56 Jackups Fleet (25 Rigs) Committed 0.32 Uncommitted 0.68 Committed 0.86 Uncommitted 0.14 Committed 0.46 Uncommitted 0.54 (1) Effective July 31, 2006 Excludes letters of intent Includes Sedco 702 rig upgrade and a second Sedco 700 series upgrade commitment as of expected delivery date. The Sedco 702 upgrade is expected to enter service by October 2007, while the second Sedco 700 series upgrade is expected to enter service by July 2008.

High-Specification Fleet Other Fleet 2006 1 0.8 2007 2.9 2.1 2008 3.7 1.5 2009 3 0.9 2010 1.9 0.2 2011 0.7 2012-14 0.6 Contract Backlog By Year at July 31, 2006 Total Contract Backlog (1): $19.4 Billion (1) Calculated by multiplying the contracted operating dayrate by the firm contract period from July 31, 2006 forward. Reflects firm commitments typically represented by signed contracts. Contract backlog excludes revenues from mobilization, demobilization, contract preparation and customer reimbursables. Backlog is indicative of the full contractual dayrate, which could vary due to rig downtime. (1) $1.8 $5.0 $5.2 $3.9 $2.1 $0.7 $0.6 (Remaining)

By Customer By Region Contract Backlog Chevron 2739298 BP 2552052 Reliance 1715420 Shell 1405224 ONGC 1353247 Norsk Hydro 1331255 Statoil 1235757 Anadarko 1030086 Petrobras 990443 Devon 542225 Other 527684 Europe/Africa 6020785 Americas 8911169 Asia/Pacific 4068003 Contract Backlog at July 31, 2006 $19.4 Billion

Focus on execution and continuous improvement Safety Areas of Strategic Focus

2004 2005 2006 TRIR 1.29 1.06 0.74 SIC 0.52 0.45 0.35 TRIR / SIC 2004 - YTD June 2006

Activity level remains strong in all segments of the fleet with dayrates trending higher Deepwater sector offers exceptional opportunities Represents significant source of potential reserves High exploration success, large development projects Near-term shortage of capacity Mid-water floater market aided by strong deepwater segment Strong North Sea operator demand Dayrates improving - $350,000+ Jackup market remains robust over near-term Numerous multi-year opportunities - India, Arabian Gulf Dayrates improving - $170,000 - 200,000+ Some new capacity finding contracts Comments on Market Outlook

Focus on execution and continuous improvement Safety Reducing out-of-service time Improving efficiency (performance culture) Areas of Strategic Focus

Focus on execution and continuous improvement Safety Reducing out-of-service time Improving efficiency (performance culture) Maintain significant size with positions in both floaters and jackup rigs Areas of Strategic Focus

Focus on execution and continuous improvement Safety Reducing out-of-service time Improving efficiency (performance culture) Maintain significant size with positions in both floaters and jackup rigs Focus on high-end offshore drilling and well construction services Reduce exposure to assets which are significantly limited by technical, geographic or age considerations (e.g., barges, tenders, shallow water jackups, second-generation floaters) Areas of Strategic Focus

Divestiture of Assets Experience Over The Past 12 Months Closed Transactions: Land Rig 34 Jackup Rig Jupiter Drillship Peregrine III Platform Rig #1 Semi Explorer Searex XII Pending Transactions (1): Semi Wildcat 4 Tender Rigs Searex VI Estimated Net Proceeds ^ $500 Million (1) Expected close before year-end 2006.

Lead the industry in development and ownership of the most advanced and technically capable rigs Discoverer Clear Leader Areas of Strategic Focus

Lead the industry in development and ownership of the most advanced and technically capable rigs Discoverer Clear Leader design Seek growth opportunities Through consolidation with the primary goal being to acquire modern technically competitive assets Through the development or adaptation of enabling technologies that will expand the opportunities for drilling Through the addition of capacity supported by contracts Areas of Strategic Focus

Lead the industry in development and ownership of the most advanced and technically capable rigs Discoverer Clear Leader design Seek growth opportunities Through consolidation with the primary goal being to acquire modern technically competitive assets Through the development or adaptation of enabling technologies that will expand the opportunities for drilling Through the addition of capacity supported by contracts Maintain a solid investment grade rating and financial flexibility to fund potential growth opportunities Return excess cash to shareholders Build cash prior to downcycle Areas of Strategic Focus

Invest for growth Return excess cash to shareholders Preference toward stock repurchase Shares purchased to date - 19.0 million Remaining authorization $2.6 billion RLL opinion - Share price does not reflect the value created by our backlog Use of Free Cash Flow

Enterprise Cajun Express Richardson Polar Pioneer Trident IV Searcher Gregory L. Cauthen S.V.P & CFO Financial Review

Operating and Maintenance Costs $388M $437M $438M $457M $475M $549M

Out of Service Time Peaks in 2006 Rig Months Out of Service (Excluding Cold Stacked Units and 2 new builds) 69 102 72

Daily Costs of Operating Rigs Daily Operating Costs when a rig is in service

Active Rig Months 2005-2008 Rig months in service time increases as more rigs are reactivated and placed in service and other shipyard activities decrease 862 893 919

Operating and Maintenance Expenses Breakdown by major categories : Based on 2004-2006 trend

Foreign Exchange Impact Total DOOS (RIG MONTHS) "Basket" includes British Pound, Norwegian Krone, Brazil Real, Euro and Indian Ruppee. Impacts revenue and costs 5% change = $30 million per year approximately Marginal net income impact Marginal net income impact Marginal net income impact Marginal net income impact Marginal net income impact Marginal net income impact

Personnel Expenses Breakdown by major categories : Based on 2004-2006 trend

Market Personnel Cost Increases General inflation and wage increases Increasing competition Since April 2005 Compensation increase ranged from 7% to 17% based on positions and markets (1) (1) : Source : Independent Market Survey

Variable Pay Element Payout as a % of total variable element opportunity Used in North Sea and Internationally Variable compensation based on dayrate and utilization

Maintenance and Repair Expenses Breakdown by major categories : Based on 2004-2006 trend

Maintenance Cost Increases Total DOOS (RIG MONTHS) Acceleration in price of Drilling Equipment based on US published index (1) published index (1) published index (1) (1) : US Bureau of Statistics Producer Price Index : Rotary Drilling Equipment Non Rotary Drilling Equipment Oilfield Services Equipment

Maintenance Cost Variability Timing of maintenance projects Budget cycle Progress of well Vendor delays Accounting for maintenance projects Steel replacement is expensed Paint projects are expensed Equipment overhaul is expensed Only new equipment and upgrades are capitalized

Accounting for Projects Total DOOS (RIG MONTHS) Revenue Contract related upgrade revenue deferred Mobilization revenue deferred Contract related costs Repair and maintenance expensed Period cost such as depreciation and insurance expensed Other contract specific costs deferred Other Shipyards Special Periodic Survey Expenses - deferred New equipment and upgrades - capitalized Most other costs expensed Steel replacement Paint Equipment overhauls

Insurance Expense Breakdown by major categories : Based on 2004-2006 trend

Insurance Expense 2004 2005 2006 2007 17 17 38 44 2006 2007 (USD MM) 0 $10 $20 $30 $40 $17 MM $38MM Hull & Machinery Insurance Expense 2004 and 2005 hurricanes impact insurance market in 2006 US Gulf of Mexico hurricane losses capped at $250 million to $300 million 2005 $44MM

Other Breakdown by major categories : Based on 2004-2006 trend

Other Expenses Professional Services Integrated services related costs Boats, Helicopters, services and equipment Expenses recharged to client Facility costs Equipment Rental Indirect Taxes Amortization and Deferral of contract preparation and mobilization costs

Mitigation of Cost Increases Total DOOS (RIG MONTHS) Cost control initiatives Asset management process Shipyard management Downtime reduction initiatives Market limits cost mitigation: Capacity constraints limit leverage on suppliers Risk of personnel attrition Nationalization successes do not keep up with immediate growth Contractual cost escalation provisions Approximately 1/3rd of our firm activity contains cost escalation provision Personnel costs Maintenance and supplies Insurance costs (primarily in US Gulf of Mexico)

Next 6 Quarters : Activity Trend Potential In Service Rig Months Out of Service Rig Months

Summary Total DOOS (RIG MONTHS) Daily operating cost increase expected to continue Recent data shows 10 to 15% on an annualized basis Will continue to affect daily operating costs under current market conditions Shipyard Costs Number of shipyard expected to decrease Individual shipyard costs and time in shipyard expected to increase Contractual protection Effective against foreign exchange variances Some protection on cost escalation primarily in US Gulf of Mexico and Norway

Horizon Millennium S707 Marianas Nautilus Amirante Cajun Express Discoverer Enterprise David J. Mullen V.P. Americas Business Unit Regional Outlook & Challenges

North & South America Existing/Opportunities/Frontiers Mature deepwater play Low Cost Deepwater Execution Mature deepwater play Leading edge technology New Geological Frontiers New Geological Frontiers Unexplored Frontiers Unexplored Frontiers

GoM mature deepwater Basins leading edge technology leading edge technology leading edge technology Transocean 5th Generation vessels 10,000' water depth 35,000' well depth Completion Activity Sensitive

GoM - New Geological Frontier GoM - New Geological Frontier Source:: Wood Mackenzie Transocean New Builds Enhanced Enterprise Class 10,000-12,000' water depth 40,000' well depth Improved Hex pumps Completion Activity Sensitive 2 Newbuilds Contracted 2 Newbuilds Contracted 2 Newbuilds Contracted 2 Newbuilds Contracted 2 Newbuilds Contracted 2 Newbuilds Contracted 2 Newbuilds Contracted 2 Newbuilds Contracted 2 Newbuilds Contracted

GoM (Mexico) DEEPWATER FRONTIERS-MEXICO GoM (Mexico) DEEPWATER FRONTIERS-MEXICO GoM (Mexico) DEEPWATER FRONTIERS-MEXICO Source:: Wood Mackenzie Elections - Pro Energy Confirmation 09/06 Deepwater Bids - delayed until 09/06 Production declining deepwater only solution

Brazil – Mature Deepwater Basin

Low Cost Deepwater Execution


Our strategy direction
New strategic Plan 2004-2015:
Main changes to be considered
Natural gas
14.8 TCF
Light oil
1.0 Bbbl
oil ~ 17 ° API
2.0 Bbbl
Jubarte & Cachalote
TOTAL



S700 Series DP Upgrade
– Enabling Technology Platform
- 6500' water depth
- 25000' well depth
- 1300 kip derricks/ 650T load path
- SBOP, MPD & UBD
- Basic Workhorse

47

Transocean

Brazil - New Deepwater Frontier Brazil - New Deepwater Frontier Brazil - New Deepwater Frontier Source:: Wood Mackenzie Significant recent discoveries UD Campos basin Light Oil & Gas Santos Basin Light Oil Espirito Santos Focused on Rig Fleet expansion Expanding as International player in deepwater markets Brazil New Deepwater Players Devon Chevron Repsol Shell

Unexplored Basins - Canada, Orphan Basin Source:: Wood Mackenzie High expectation 6-8 bbo estimated reserves One of the largest un-drilled Geological structures Recently announced 12 wells tbd 2006 - 1 well 2007-2013 - 11 wells Extreme harsh weather environment

GOM Source: USGS Open File Report 97-470-J, Gulfbase.org. The Arctic - Unexplored Basins The Arctic shelf represents the largest under-explored area in the world Shelf area is 18 times that of the GoM Estimated 25% of Remaining Reserves world wide YTF (USGS, 2002)

Key Challenges with unprecedented Growth People - The most significant challenge, but substantially our greatest competitive advantage The active GoM deepwater fleet will double in size by 2009 The deepwater fleet in Brazil will more than double in size by 2009. Hurricane risk (GoM) Vice Chair on Joint Industry Project Established new guidelines, Improved station keeping capacity Continuously monitoring the TSEP plan Experience - 60+ rig yrs 5th gen operations (GoM, Canada & Brazil) 15+ rig yrs operating dual activity Enterprise rigs (GoM) Hold all deepwater records for Brazil & GoM. Safety performance & Operational excellence Safety Performance Technical Leadership

Thornton D534 Nordic McClintock S601 Frontier J.T. Angel Ricardo Rosa V.P Asia/Pacific Business Unit Regional Outlook & Challenges

Growth, Frontier and Disputed Areas East India All water depths Sth China Sea Deepwater Qatar - Gas Fields Northwest Shelf - Gas Fields Makassar Straits Deepwater Growth Areas Tangguh Gas Project Cambodia Mid and Sth Vietnam E. Malaysia: Deepwater Sakhalin Frontier Areas Myanmar Midwater GAB Pakistan Spratly Islands Paracel Islands Malaysia - Brunei Border Disputed Areas Kuril Islands

APU'S Business Outlook High-Specification 4,500 ft + Development of viable discoveries in: India (Reliance - D6) Malaysia (Murphy - Kikeh, Shell-Gumusut) Indonesia ( Chevron - Ranggas) China ( Husky - Block 29/26) Australia ( ExxonMobil - IO Jansz) Emerging deepwater frontiers in Vietnam and Indonesia (E. Kalimantan) Drilling activity on various prospects pending resolution of border disputes: Malaysia and Brunei Malaysia and Indonesia (Sabah vs E. Kalimantan) Paracel and Spratly Islands (China, Malaysia, Vietnam, Philippines) China and Japan (Kuril Islands) Short term growth impeded by lack of contract term for scarce deepwater assets.

APU'S Business Outlook Other Floaters (Mid-water) 400 ft to 4500 ft Steady growth in demand since 2004 mainly driven by : Australian gas field development, exploration of India's east coast, Sakhalin Island and Kamchatka Peninsula. Trend towards larger rigs capable of drilling in excess of 3,000' water depths with higher VDL for development drilling. Day-rates strengthened significantly from less than $100,000 in 2004 to above $400,000 in 2006 Demand continues to attract newcomers and re-activations. Market is still marginally under-supplied.

APU'S Business Outlook Jackup Rigs Strong economic growth in China and India has stimulated increased exploration and development activity in India and South East Asia by NOC's and independents. Arabian Gulf continues to benefit from increased offshore activity by Saudi Aramco and the development of Qatar's giant gas field. Day-rates have risen from $50,000 in 2004 to over $200,000 in S. E. Asia in 2006. Lower day-rates in Gulf of Mexico plus lack of hurricane insurance has encouraged exodus to Arabian Gulf by established drilling contractors. New-build owners expected to bid actively in Arabian Gulf, India and S.E. Asia due to: 75% of new-builds being under construction in nearby Asian yards; lack of hurricane insurance in Gulf of Mexico; security and logistical challenges in Africa.

Emerging Opportunities and Technical Advantages Integrated Services Provides customers (mainly NOC's) opportunity to obtain technology and expertise that they may not possess in house. Transocean provides drilling, air & sea logistics and down-hole services using sub-contractors or consortium partners. Pricing based on day-rates and incentives, not turnkey. Transocean offers I.S. to gain or retain competitive advantage. Off- Line Handling Capability Shortens well-construction times in high day-rate environment. Improve competitive position relative to new-build jackups. Managed Pressure Drilling and Surface BOP Drilling techniques designed to improve rate of penetration and well-productivity

APU - Current and Future Challenges Competition from new-build jack ups in '07 and '08 : Rig pricing and utilization Attrition of industry specialists - e.g. drillers and tool-pushers Maintenance of Safety standards despite higher crew turnover Increased investment in Recruitment, Development and Retention of crews. Potential dilution of management resources. Growth of regional drilling contractors with preferential treatment from host governments. Lack of capacity and deteriorating safety environment in shipyards. Rising costs of spare parts and deteriorating quality of maintenance services.

Transocean APU - The Future Economic fundamentals are very positive : Increasing demand for energy driven by growth in China (10% p.a.) and India (7% p.a.); Growing domestic and overseas investment by NOC's in region; New frontiers being opened in deepwater; Energy imperatives will encourage compromise on disputed areas. Transocean APU is well-positioned to profitably exploit growth opportunities: Largest contractor in India and S.E. Asia with wide client base; Pioneer in floater operations in harsh environments; Contractor with proven deep water credentials; Leader in Integrated Services; Reliable partner in applying technical innovations. Transocean APU has operating leverage through : Mature infrastructure with talented managers from target countries. Critical mass in key countries offering career opportunities for well - qualified nationals. Cost reduction via nationalization and local sourcing.

S709 Discovery Trident IV Sedco Express Sedco Energy Richardson Pathfinder Polar Pioneer Jean P. Cahuzac E.V.P & COO Operational Priorities Europe/Africa Regional Outlook & Challenges

Operational Priorities Cost control & project execution Personnel

Cost Control Continuously operating rigs (no shipyard) Within budget / forecast once corrected with inflation on personnel, spares, services and exchange rate impact. Continue line management focus (Processes are in place) Inflation likely to remain above 10 % due to market conditions. Higher risk remains with shipyards and rig upgrade projects.

Shipyards New builds "Clear Leader 1 & 2 Proven design the Enterprise Class One Performing Shipyard DSME in Korea Lump sum contract Transocean dedicated team to monitor progress and work with suppliers In house expertise in all key areas (130 permanent staff in engineering) Still early stage of the project, but on time and on budget

Shipyards Upgrades to deepwater 702 & 706 Proven design similar to 707 Shipyard FELS in Singapore & Rotterdam Transocean dedicated team to monitor progress and work with suppliers Expected delivery 702 October 2007 706 July 2008 Progress as per plan and budget

Shipyards Rigs reactivation C Kirk Rhein / Winner / Prospect Our biggest challenge in 2006 Total expected cost M$ 205 All projects will be completed by Q1 2007 C Kirk Rhein Shipyard Dec 06 / spud Q1 07 Prospect Aug 06 Winner Aug 06 No more rig reactivations in 2007 / 2008

Shipyards Other shipyards Special periodic surveys or contract specifics Main challenges Suppliers quality control and delivery time Cost inflation Shipyard slots availability Actions taken Rig hardware assessment done for the whole fleet Additional resources assigned to monitor suppliers progress "Fit for purpose" approach - minimize scope of work as much as practical. Progress made but still remain our near term main challenge

People The most significant challenge, but a key competitive advantage for Transocean Fleet critical mass Very successful recruitment campaign started in 2004 Accelerated training program Attractive career opportunities Target low cost areas: Central Europe, Phillipines .. Since Jan 2005 - hired 2,709 people (23 % of total workforce) Good retention programs 2005 attrition 7.5% / 2006 attrition 6.8 % Successful long term nationalization plan

Fleet Activity Regional Fleet Regional Fleet 5th Gen Deepwater 4 Other Deepwater 6 Other High-Spec 3 Other Floaters 12 Jackups 9 Other Rigs 3 37 Africa Africa 5th Gen Deepwater 4 Other Deepwater 4 Other Floaters 2 Jackups 3 Other 3 North Sea North Sea Other Deepwater 2 Other High-Spec 3 Other Floaters 10 Employees 4820 Employees 4820 National 74 % Onshore 11 % Med Med Jackups 6

1st Qtr Statoil 116.32 Chevron 94.51 BP 94.51 TFE 72.7 AGIP 65.43 Shell 58.16 ExxonMobil 36.35 Triton 36.35 Oilexco 29.08 Petronas Carigali 21.81 Nexen 21.81 Others 79.97 June 06 YTD Revenue by Client

Key Role of National Oil Companies National Oil Companies are playing a more and more important role in Africa Approve all rig selections in Nigeria & Angola Some plan to become operators (Sonangol, ...) New comers : Chinese and Indian NOC A competitive advantage for Transocean Very good relationship with NOC (long term presence in Africa) Successful Nationalization plan Technical leadership and operational expertise

EAU Existing, Growth & New Frontiers Growth Area Deepwater (Gulf of Guinea) Growth Area Deepwater (Angola) Emerging Market Deepwater (Sao Tome) Emerging Market Deepwater (Egypt) Emerging Market Deepwater (East Africa) Emerging Growth Area Harsh Environment Growing Mature Midwater Play Mature

Deepwater (4,500 ft +) and 5th Generation Units Market High Profile Development Projects Angola : Total, Exxon Mobil, BP .... Nigeria : Chevron, Total , Shell Ivory Coast :CNR Nigerian: Usan (Total) - less than 4500 feet but 5th generation unit selected for efficiency Infrastructure being installed on large field which will allow more marginal field developments High level of Exploration / exploration success Egypt Deeper water depth (Angola / Nigeria) Consortium with both Majors and Independents New Exploration areas Morocco / Mauritania / East Africa EAU Business Outlook

Deepwater (4,500 ft +) and 5th Generation Units Market Shortage of deep water units in 2007 / 2009 Some of the new build units will target Africa prospects but demand likely to increase further. Market likely to remain very strong for foreseeable future EAU Business Outlook

Mid water (400 ft - 4,500 ft) Very strong market in the North Sea driven by high commodity price Undersupply in 2006 / 07 Transocean fleet fully reactivated by Q3 -2006 Rates $350,000 /$450,000 EAU Business Outlook Mid Water

North Sea Floaters TO Dolphin GSF DO SeaDrill Odfjell Others 2nd & 3rd Gen 12 3 4 4 1 2.5 4 4th Gen 5 3 1.5 5th Gen 1.5 1.5

Mid water (400 ft - 4,500 ft) Very strong market in the North Sea driven by high commodity price Undersupply in 2006 / 07 Transocean fleet fully reactivated by Q3 -2006 Rates evolution $350,000 /$450,000 West Africa market strengthening Smaller market than the North Sea but more activity in particular in Nigeria Undersupply with rising rates especially at high spec end of the market segment - rates evolution $350,000 /$400,000 May see rigs moving from the GOM (Hurricane risk) EAU Business Outlook

EAU Business Outlook Harsh Environment Norway Mature fields development enhanced recovery with new down hole technology (Troll (Norsk Hydro), etc ...) Renewed interest from majors and Independents longer term contract opportunities Statoil / Hydro looking for additional rigs High cost of entry for new comers Regulations Work force training Rates evolution $380,000 / $450,000

Jackups Transocean presence Med / Gulf of Suez West Africa Market expected to remain strong in 2006 / 2007 Rates $170,000 / $210,000 EAU Business Outlook

Political instability Niger Delta and Ivory Coast Industry challenges with Personnel in Norway Lack of quality shipyards in Africa EAU - Regional Challenges

Market Trends are Very Positive Sustained activity in the North Sea with present commodity prices Strong Jack-up market More deepwater exploration and development projects. Transocean Differentiation Fleet Best suite of assets to cover main market segments Organization: Over 40 years presence in West Africa Market driver through critical mass in UK Long term presence Norway Successful continued implementation of nationalization Technical: Technical leadership in ultra deep and deep water Technical innovations; surface stack and slim riser drilling Strong Relationship with National Oil Companies, Statoil, EGPC, ENI, NNPC & Sonangol EAU - The Future

Mike Hall V.P. Engineering & Technical Services Project Review/Technology

Enhanced Enterprise Class Drillships Discoverer Clear Leader $600MM Client: Chevron, Gulf of Mexico Shipyard: DSME, Korea Modified Turnkey w/ BOP and Riser System OFE Design Approval Underway Steel Cutting: March 2007 Ex-shipyard Delivery: Q4/2008 Un-named Second Ship $615MM Client: Hydro, Gulf of Mexico Shipyard: DSME, Korea Copy of DCL Steel Cutting: July 2007 Ex-shipyard Delivery: Q2 2009 Both ships are full Dual Activity

Enterprise Class Dual Activity Efficiency Offline Handling Conductor / Surface Casing Handling Casing Stand Building BOP Handling Tree Running BHA Handling Hang off Riser and BOP 20 - 40 % time saving

Cost Evolution ($ million) DSP/DDS DSP/DDS DCL ? Ship Hull & Eqpt + topsides $ 190 320 ? Drilling Package Equipment 75 143 ? Subsea Package Equipment 40 82 ? Other 30 55 ? Total $ 330 600

Principal Enhancements vs. Enterprise Drilling Systems: Water depth increased to 12,000 feet Depth increased to 40,000 feet 1250 T Top Drive and Derrick 30% more mud pumping and storage capacity Installing next generation DP and Power Plant Management Material Handling & Logistics Upgraded Pipe Racking Systems Improved Loading/Offloading of tubular goods Enhanced handling of subsea production trees

Discoverer Clear Leader The Next Generation The Next Generation The Next Generation Water Depth 12,000ft Drilling Depth 40,000ft Length 837 ft Beam 125 ft Hull Depth 62 ft Draft 43 ft Disp 100,000 MT VDL 20,000 MT

Equipment Reliability Equipment Related Downtime (2004 to date) Subsea Systems 45% Top Drives 25% Pipe Handling Systems 9% DP and Power Management Systems 7% Active Heave Compensating Drawworks 5% All other 9%

Subsea Innovations BOP Control Backup Module for critical functions One module provides two backup control functions Implemented by Remote Operated Vehicle Avoid 7- 9 day downtime to pull BOP & repair Subsea Multiplex Cable Connectors Developed new generation connector to allow testing of water integrity prior to running Avoid 7 - 9 day downtime to pull BOP & repair

Solutions Implemented for Top Drives Dual IBOP New TOI design being fitted to existing top drives Swivel packing development new seal designs being tested in lab facility First field tests start in Q3 Air purged bonnet gasket New design developed and being installed Redundant lube oil systems being installed

Next Generation Top Drive 1250T "Modular Derrick Drilling Machine" 1250T "Modular Derrick Drilling Machine" 1250T "Modular Derrick Drilling Machine" Project launch 2005 - Delivery 2007 1250T lifting and rotating capacity 10-year life between major overhauls Robust & Reliable, NPT target < 0.1% No critical path shutdown ... maintenance while operating Field repairable Modular design for quick change-out of major components Focus on safety and environmental performance

Pipe Racking Improvements Pipe Racking Improvements Based on operational experience, upgraded all existing PRS-5 pipe rackers with available modification kits A re-designed PRS-5 unit will be installed on Discoverer Clear Leader Upgraded Capacity More robust & reliable Modular and easier to repair Less intrusive maintenance Improved safety aspects

Improving DP Station Keeping Reliability Improving Power Plant Robustness Joint development with Siemens Eliminate potential faults - FMECA Improve fault detection - performance prediction Improve casualty response Improve generator availability Improved thruster performance with marginal power Improved Black Out Recovery Improve generator availability Improve thruster recovery time Global training for "DP lessons learned" Significant improvement for existing vessels & a "step change for new builds"

New Technology Initiatives "The Transocean Advantage" Offline operations Tesco Casing Handling JV Wireline Tree Running Managed Pressure & Dual Gradient Initiatives Surface BOP

Why MPD? ~ 20 % of Total Well Cost in GoM is due to NPT related primarily to wellbore pressure problems Wellbore Problem NPT Well Design Optimization (DGD) Reduce NPT - Ballooning Mitigation Improve Wellbore & Reservoir Characterization Provide Enhanced Kick Detection Optimize Casing Design of existing well designs Improve well production flow rates (larger completion size) Penetrate new reservoirs previously uneconomic to drill

CAPM - What it looks like CAPM - What it looks like Drilling Choke Manifold Centrifuge Plant for Dilution Fluid Generation Flow Stop Sub CAPM Riser Arrangement Concentric Riser Hanger Confidential

CAPM Project Status Rig Operational Personnel Project Team Procedures/Process Driven Design Design Review Completed July 2006 - Basis Of Design Frozen Target Technology Deployment by end 2007 Confidential

Enterprise Cajun Express Richardson Polar Pioneer Trident IV Searcher Robert L. Long President & CEO Summary

Exceptional business climate Regional outlook appears strong over the next two to three years Especially deepwater sector Contract backlog supports improved financial performance through 2008 Company differentiating itself through technology initiatives Challenges are present, but manageable Security of people and assets Qualified labor shortage Business costs are rising New capacity threat Summary